SUPPLEMENT DATED FEBRUARY 28, 2023 TO THE CURRENT
SUMMARY AND STATUTORY PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco EQV International Small Company Fund

(the “Fund”)
This supplement amends the Summary and Statutory Prospectuses and Statement of Additional Information (“SAI”) of the above referenced Fund and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and SAI and retain it for future reference.
The following information replaces in its entirety the information appearing under the heading “Management of the Fund” in the prospectuses:
Investment Adviser: Invesco Advisers, Inc. (Invesco or the Adviser)
Portfolio Managers	Title	Length of Service on the Fund
Shuxin Cao, CFA	Portfolio Manager (lead)	2000

Borge Endresen, CFA	Portfolio Manager (lead)	2002

Steven Rivoir, CFA	Portfolio Manager	2023

Minkun Zhang, CFA	Portfolio Manager	2023

The following information replaces in its entirety the information appearing under the heading “Fund Management – Portfolio Managers” in the Statutory Prospectus:
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
▪
Shuxin Cao, CFA (lead manager with respect to the Fund’s investments in Asia Pacific and Latin America), Portfolio Manager, who has been responsible for the Fund since 2000 and has been associated with Invesco and/or its affiliates since 1997.
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Borge Endresen, CFA (lead manager with respect to the Fund’s investments in Europe, Canada, Middle East and Africa), Portfolio Manager, who has been responsible for the Fund since 2002 and has been associated with Invesco and/or its affiliates since 1999.
▪
Steven Rivoir, CFA, Portfolio Manager, who has been responsible for the Fund since 2023 and has been associated with Invesco and/or its affiliates since 2014.
▪
Minkun Zhang, CFA, Portfolio Manager, who has been responsible for the Fund since 2023 and has been associated with Invesco and/or its affiliates since 2012.
A lead or co-lead manager generally has final authority over all aspects of the Fund’s investment portfolio, with respect to a geographic region, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which a lead or co-lead manager may perform these functions, and the nature of these functions, may change from time to time.
More information on the portfolio managers may be found at www.invesco.com/us. The website is not part of this prospectus.
The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.
The following information is added after the table under “PORTFOLIO MANAGER(S) – PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS – INVESTMENTS” in Appendix H of the SAI:
Steven Rivoir began serving on Invesco EQV International Small Company Fund as a portfolio manager of the Fund effective February 28, 2023. As of October 31, 2022, Mr. Rivoir did not beneficially own any securities of the Fund.
Minkun Zhang began serving on Invesco EQV International Small Company Fund as a portfolio manager of the Fund effective February 28, 2023. As of October 31, 2022, Mr. Zhang did not beneficially own any securities of the Fund.
The following information is added after the table under “PORTFOLIO MANAGER(S) – PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS – ASSETS MANAGED” in Appendix H of the SAI:
Steven Rivoir began serving on Invesco EQV International Small Company Fund as a portfolio manager of the Fund effective February 28, 2023. As of October 31, 2022, Mr. Rivoir managed no other registered investment companies, no other pooled investment vehicles and no other accounts.
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Minkun Zhang began serving on Invesco EQV International Small Company Fund as a portfolio manager of the Fund effective February 28, 2023. As of October 31, 2022, Mr. Zhang managed 1 other registered investment company with a total of approximately $165.8 million in assets, no other pooled investment vehicles and no other accounts.
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